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                                                                   EXHIBIT 10.34



                               MODIFICATION NO. 9

                            TO THE SATELLITE CONTRACT

                  (ECHOSTAR VII - 119 (DEGREE) WEST LONGITUDE)

                                     BETWEEN

                           LOCKHEED MARTIN CORPORATION

                                       AND

                          ECHOSTAR ORBITAL CORPORATION

                             DATED JANUARY 27, 2000


This Modification is effective the 16th day of October 2001.

WITNESS THAT:

WHEREAS, EchoStar Orbital Corporation ("Buyer") and Lockheed Martin Corporation

("Contractor"), mutually agree to modify the subject Contract to:

o Modify EXHIBIT B THE ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. E. This modification incorporates mutually agreed upon changes as identified in the attached Change Control Board (CCB) Item No. 378, dated October 16, 2001.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, Buyer and Contractor agree to modify the Contract as follows:

1.       EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921

         a. Delete EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. E in its entirety and replace with EXHIBIT B ECHOSTAR VII SPACECRAFT PERFORMANCE SPECIFICATION DOC#8575921 REV. F.



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IN WITNESS WHEREOF, the parties hereto have executed this Contract Amendment.

ECHOSTAR ORBITAL                                LOCKHEED MARTIN
CORPORATION                                     CORPORATION

By:                                             By:
    ----------------------------                    ----------------------------
    David K. Moskowitz                              Sandra McMahan
    Senior Vice President and                       Contracts Manager
    General Counsel

EchoStar Communications Corporation hereby guarantees all of the obligations and duties of EchoStar Orbital Corporation under the Contract to which this guarantee is attached.

ECHOSTAR COMMUNICATIONS
CORPORATION


By:
    --------------------------
    David K. Moskowitz
    Senior Vice President and
    General Counsel